Exhibit 10.76

AMENDMENT TO THE BANK OF NEW YORK COMPANY, INC.
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
WHEREAS, The Bank of New York Company, Inc. adopted the Supplemental Executive Retirement Plan (the “Plan”) effective as of June 9, 1992 and such Plan has been amended from time to time thereafter;
WHEREAS, The Bank of New York Mellon Corporation (the “Company”) is the successor in interest by merger to The Bank of New York Company, Inc.;
WHEREAS, Section 9 of the Plan provides that the Company’s Board of Directors (the “Board”) may amend the Plan; and
WHEREAS, the Human Resources and Compensation Committee of the Board (the “Committee”) has been delegated full authority by the Board to amend the Plan on behalf of the Board; and
WHEREAS, the Committee desires to amend the Plan to freeze all accruals under the Plan as of December 31, 2014.
NOW, THEREFORE, the Plan is hereby amended as follows:
1.Section 5(a). A new Section 5(a) is hereby inserted, with all subsequent subsections renumbered accordingly, and shall be as follows:
“5.    Benefit.
(a)    Notwithstanding anything to the contrary, the Benefits accrued under the Plan for Participants will be frozen effective December 31, 2014, and, for the avoidance of doubt, Average Final Total Compensation, Average Final Salary, Bonus and Credited Service will be determined only through December 31, 2014 (or such earlier date as provided in the definitions of such terms).”
2.    Capitalized terms not otherwise defined herein will have the meanings ascribed to them in the Plan. Except as otherwise expressly amended herein, the Plan will remain in full force and effect.
3.    This Amendment will become immediately effective as of the execution date.
IN WITNESS WHEREOF, The Bank of New York Mellon Corporation has caused this Amendment to be executed by its duly authorized officers as of December 19, 2014.

THE BANK OF NEW YORK MELLON CORPORATION By: /s/ Judith K. Verhave Name: Judith K. Verhave Title: Executive Vice President and Global Head of Compensation and Benefits

ATTEST:

By:    /s/ Bennett E. Josselsohn_________________
Name:    Bennett E. Josselsohn
Title:     Managing Director, Senior Managing Counsel